UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2014

HOMETRUST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (828) 259-3939

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 3,  2014,  HomeTrust Bancshares, Inc. (“HomeTrust”) filed a Current Report on Form 8-K (the "Original Report") reporting the completion of  its merger with Jefferson Bancshares, Inc. (“Jefferson”) effective May 31, 2014, pursuant to an Agreement and Plan of Merger, dated as of January 22, 2014, under which Jefferson merged with and into HomeTrust (the “Merger”). Immediately following the Merger, Jefferson’s wholly owned subsidiary bank, Jefferson Federal Bank, merged with and into HomeTrust’s wholly owned subsidiary bank, HomeTrust Bank.

In the Original Report, HomeTrust indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Jefferson described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

To the extent required by this Item 9.01(a), the Audited Financial Statements of Jefferson as of June 30, 2013 and June 30, 2012 and for the years ended June 30, 2013, and June 30, 2012, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, included in Item 8 of Part II of Jefferson’s Annual Report on Form 10-K (the “Jefferson Annual Report”) and in Item 15 “Exhibits and  Financial Statement Schedules,” of Part IV of the Jefferson Annual Report, as filed with the Securities and Exchange Commission (“SEC”) on September 30, 2013, and the Unaudited Financial Statements of Jefferson for the nine months ended March 31, 2014 and March 31, 2013, respectively, as well as the Notes thereto, included in Item 1 of Part I of Jefferson’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2014, as filed with the SEC on May 15, 2014, are incorporated by reference herein.

 (b) Pro forma financial information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of HomeTrust and Jefferson, as of March 31, 2014 and for the year ended June 30, 2013 and the nine months ended March 31, 2014, reflecting the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

 (d) Exhibits.

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

23.1	Consent of Craine, Thompson & Jones, P.C.

99.1
Audited financial statements of Jefferson Bancshares, Inc. and Subsidiaries for the fiscal years ended June 30, 2013, and 2012 (incorporated herein by reference to Jefferson’s Annual Report on Form 10-K for the year ended June 30, 2013 (File No. 000-50347)).

99.2
Unaudited Financial Statements of Jefferson for the nine months ended March 31, 2014 and March 31, 2013 (incorporated herein by reference to Jefferson’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (File No. 000-50347))

99.3
Unaudited pro forma combined condensed consolidated financial information of HomeTrust and Jefferson as of March 31, 2014, and for the nine months and year ended March 31, 2014 and June 30, 2013, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: August 8, 2014	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Craine, Thompson & Jones, P.C.

99.1
Audited financial statements of Jefferson Bancshares, Inc. and Subsidiaries for the fiscal years ended June 30, 2013, and 2012 (incorporated herein by reference to Jefferson’s Annual Report on Form 10-K for the year ended June 30, 2013 (File No. 000-50347)).

99.2
Unaudited Financial Statements of Jefferson for the nine months ended March 31, 2014 and March 31, 2013 (incorporated herein by reference to Jefferson’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (File No. 000-50347)).

99.3
Unaudited pro forma combined condensed consolidated financial information of HomeTrust and Jefferson as of March 31, 2014, and for the nine months and year ended March 31, 2014 and June 30, 2013, respectively.